UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Pursuant to
[_]  Confidential, For Use of the              SS.240.14a-11(c) or SS.240.14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials




                               Salisbury Bancorp, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
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________________________________________________________________________________
1)   Title of each class of securities to which transaction applies:



________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:



________________________________________________________________________________
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):



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________________________________________________________________________________
     [_]  Fee paid previously with preliminary materials.

     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)   Amount Previously Paid:

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




                             SALISBURY BANCORP, INC.

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS

                                 APRIL 28, 2001

                                TABLE OF CONTENTS


                                                                           Page
NOTICE OF MEETING.....................................................       3
INTRODUCTION..........................................................       4
OUTSTANDING STOCK AND VOTING RIGHTS...................................       4
SECURITY OWNERSHIP OF DIRECTORS AND MANAGEMENT........................       6
MANAGEMENT OF THE COMPANY.............................................       7
               Principal Shareholders of the Company..................       8
PROPOSAL I- ELECTION OF DIRECTORS.....................................       8
               Committees of the Board of Directors...................      10
               Fees...................................................      10
               Director Attendance....................................      10
               Certain Business Relationships.........................      11
               Audit Committee Report.................................      11
               Indebtedness of Management and Others..................      12
EXECUTIVE COMPENSATION OF PRINCIPAL OFFICERS..........................      12
               Summary Compensation Table.............................      12
               Insurance..............................................      12
               Pension Plan...........................................      13
               Supplemental Retirement Arrangement....................      14
               401(k) Plan............................................      14
               Section 16(a) Beneficial Ownership Reporting Compliance      14
PROPOSAL II - RATIFICATION OF THE APPOINTMENT OF
     INDEPENDENT AUDITORS.............................................      15
PROPOSAL III - DIRECTORS STOCK RETAINER PLAN..........................      16
PROPOSAL IV - OTHER BUSINESS..........................................      18
SHAREHOLDER PROPOSALS.................................................      19
SHAREHOLDER INFORMATION...............................................      19
APPENDIX A - AUDIT COMMITTEE CHARTER..................................      20
APPENDIX  B - DIRECTORS STOCK RETAINER PLAN...........................      24

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 28, 2001

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Salisbury Bancorp, Inc. (the "Company"), will be held at 10:00 a.m. on Saturday, April 28, 2001 at the Main Office of Salisbury Bank and Trust Company (the "Bank"), 5 Bissell Street, Lakeville, Connecticut, for the following purposes:

         1. To elect three (3) Directors for a three (3) year term and to elect one (1) Director for a one (1) year term; who, with the six
               (6) directors whose terms do not expire at this meeting, will constitute the full Board of Directors of the Company.

         2. To ratify the appointment by the Board of Directors of Shatswell, MacLeod & Company, P.C. as independent auditors for the Company for the year ending December 31, 2001.

         3.    To adopt the Directors Stock Retainer Plan of Salisbury  Bancorp,
               Inc.

         4. To transact such other business as may properly come before the meeting, or any adjournment(s) thereof.

               Only those Shareholders of record at the close of business on the 9th day of March, 2001 are entitled to notice of, and to vote at this Annual Meeting or any adjournment thereof. In order that you may be represented at the meeting, please complete, date, sign and mail promptly the enclosed proxy for which a postage-prepaid return envelope is provided.

                                           BY ORDER OF THE BOARD OF DIRECTORS OF
                                           SALISBURY BANCORP., INC.


                                           /s/Craig E. Toensing
                                           --------------------
                                              Craig E. Toensing,
                                              Secretary


March 30, 2001

SHAREHOLDERS ARE REQUESTED TO MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS SOON AS POSSIBLE REGARDLESS OF WHETHER THEY PLAN TO ATTEND THE MEETING. ANY PROXY GIVEN BY A SHAREHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED, AND ANY SHAREHOLDER WHO EXECUTES AND RETURNS A PROXY AND WHO ATTENDS THE ANNUAL MEETING MAY WITHDRAW THE PROXY AT ANY TIME BEFORE IT IS VOTED AND VOTE HIS OR HER SHARES IN PERSON. A PROXY MAY BE REVOKED BY GIVING NOTICE TO CRAIG E. TOENSING, SECRETARY OF THE COMPANY, IN WRITING PRIOR TO THE TAKING OF A VOTE.

                             SALISBURY BANCORP, INC.
                                 PROXY STATEMENT
                       FOR ANNUAL MEETING OF SHAREHOLDERS
                                 April 28, 2001

                                  INTRODUCTION

               The enclosed proxy (the "Proxy") is solicited by the Board of Directors (the "Board of Directors") of Salisbury Bancorp, Inc. (the "Company"), 5 Bissell Street, Lakeville, Connecticut 06039, for use at the Annual Meeting of Shareholders, to be held on Saturday, April 28, 2001, at 10:00 a.m., at the Main Office of its subsidiary, Salisbury Bank and Trust Company (the "Bank"), 5 Bissell Street, Lakeville, Connecticut, and at any and all adjournments thereof. Any Proxy given may be revoked at any time before it is actually voted on any matter in accordance with the procedures set forth on the Notice of Annual Meeting. This Proxy Statement and the enclosed form of Proxy are being mailed to shareholders (the "Shareholders") on or about March 30, 2001. The cost of preparing, assembling and mailing this Proxy Statement and the material enclosed herewith is being borne by the Company. In addition, proxies may be solicited by directors, officers and employees of the Company and the Bank personally by telephone or other means. The Company will reimburse banks, brokers, and other custodians, nominees, and fiduciaries for their reasonable and actual costs in sending the proxy materials to the beneficial owners of the Company"s common stock (the "Common Stock").

                       OUTSTANDING STOCK AND VOTING RIGHTS

               The Board of Directors has fixed the close of business on March 9, 2001 as the record date (the "Record Date") for the determination of Shareholders entitled to notice of and to vote at this Annual Meeting. As of the Record Date, 1,443,961 shares of the Company"s Common Stock (par value $.10 per share) were outstanding and entitled to vote and held of record by approximately 525 Shareholders, each of which shares is entitled to one vote on all matters to be presented at this Annual Meeting. Votes withheld, abstentions and broker non-votes are not treated as having voted in favor of any proposal and counted only for purposes of determining whether a quorum is present at the Annual Meeting.

               A proxy card is enclosed for your use. YOU ARE SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS TO COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD IN THE ACCOMPANYING ENVELOPE, which is postage-prepaid if mailed in the United States.

               If the enclosed form of Proxy is properly executed and received by the Company in time to be voted at the annual meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. Executed, but unmarked proxies will be voted "FOR" each of Proposals I, II, and III discussed in this Proxy Statement. As of the date of this Proxy Statement, the Board of Directors and management do not know of any matters other than those described in the

Notice of Annual Meeting that are to come before the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the persons named in the proxy will vote the shares represented by such proxy upon such matters as determined by a majority of the Board of Directors.

               A copy of the 2000 Annual Report to Shareholders, which includes the consolidated financial statements of the Company for the year ended December 31, 2000, is being mailed with this proxy statement to all shareholders entitled to vote at the Annual Meeting.

                 SECURITY OWNERSHIP OF DIRECTORS AND MANAGEMENT

               The following table sets forth certain information as of March 9, 2001 regarding the number of shares of Common Stock beneficially owned by each director and officer and by all directors and officers as a group.

                                          Number of Shares (1)                        Percentage of Class (2)
                                           --------------------                        -----------------------
John R. H. Blum                                15,336 (3)                                         1.06%

Louise F. Brown                                 3,156 (4)                                          .21%

John F. Foley                                   3,696 (5)                                          .26%

Nancy F. Humphreys                              1,000 (6)                                          .07%

Gordon C. Johnson                               1,502 (7)                                          .10%

Holly J. Nelson                                   848 (8)                                          .06%

John F. Perotti                                10,839 (9)                                          .75%

John E. Rogers                                 28,550 (10)                                        1.98%

Walter C. Shannon, Jr.                          3,604 (11)                                         .25%

Craig E. Toensing                               3,000 (12)                                         .21%

Michael A. Varet                               65,646 (13)                                        4.55%
---------------------------                   ------------                                      -------
(All Directors and Officers                   137,177                                             9.50%
as a group of (11) persons)

(1) The shareholdings also include, in certain cases, shares owned by or in trust for a director"s spouse and/or his children or grandchildren, and in which all beneficial interest has been disclaimed by the director.

(2) Percentages are based upon the 1,443,961 shares of the Company"s Common Stock outstanding and entitled to vote on March 9, 2001. The definition of beneficial owner includes any person who, directly or indirectly, through any contract, agreement or understanding, relationship or otherwise has or shares voting power or investment power with respect to such security.

(3)  Includes 2,100 shares owned by John R. H. Blum"s wife.

(4) Includes 2,136 shares owned by Louise F. Brown as custodian for her children.

                                         (footnotes continued on following page)

               (footnotes continued continued from previous page)


(5) Includes 1,518 shares owned jointly by John F. Foley and his wife and 66 shares owned by John F. Foley as custodian for his children.

(6)  Includes 1,000 shares owned jointly by Nancy F. Humphreys and her husband.

(7) Includes 660 shares which are owned by Gordon C. Johnson"s wife and for which Mr. Johnson has disclaimed beneficial ownership.

(8)  Includes 6 shares owned by Holly J. Nelson as guardian for a minor child.

(9) Includes 9,514 shares owned jointly by John F. Perotti and his wife, 761 shares owned by his wife and 564 shares in trust for his son.

(10) Includes 11,370 shares owned by John E. Roger"s wife.

(11) All shares are owned individually by Walter C. Shannon, Jr.

(12) Includes 42 shares owned by Craig E. Toensing as custodian for his son.

(13) Includes 18,540 shares which are owned by Michael A. Varet"s wife, 6,186 shares which are owned by his son, 6,180 shares owned by his daughter and 6,180 shares owned by Michael A. Varet as custodian for his son. Michael A. Varet has disclaimed beneficial ownership for all of these shares.

                            MANAGEMENT OF THE COMPANY

               The following table sets forth the name and age of each Executive Officer, his principal occupation for the last five (5) years and the year in which he was first appointed an Executive Officer of the Company.

                                                                                                           Executive Officer
               Name                        Age                  Position                                   of the Company since:
               ----                        ---                  --------                                   ---------------------
               John F. Perotti              54                  President and                                    1998 (1)
                                                                Chief Executive Officer

               Craig E. Toensing            63                  Secretary                                        1998 (2)

               John F. Foley                50                  Chief Financial Officer                          1998 (3)

-------------------

(1) Mr. Perotti is also the President and Chief Executive Officer of the Bank and has been an Executive Officer of the Bank since 1982.

(2) Mr. Toensing is also the Senior Vice President and Trust Officer of the Bank and has been an Executive Officer of the Bank since 1982.

(3) Mr. Foley is also the Vice President, Comptroller and Principal Financial Officer of the Bank and has been an Executive Officer of the Bank since 1986.

Principal Shareholders of the Company
-------------------------------------

               As of March 9, 2001, management was not aware of any person (including any "group" as that term is used in Section 13 (d)(3) of the Exchange
Act) who owns beneficially more than 5% of the Company"s Common Stock.

                                   PROPOSAL I

                              ELECTION OF DIRECTORS

               The Certificate of Incorporation and Bylaws of the Company provide for a Board of Directors of not less than seven (7) members, as determined from time to time by resolution of the Board of Directors. The Board of Directors has set the number of directorships at ten (10). The Board of Directors of the Company is divided into three (3) classes as nearly equal in number as possible. Classes of directors serve for staggered three (3) year terms. A successor class is to be elected at each annual meeting of shareholders when the terms of office of the members of one class expire. Vacant directorships may be filled, until the expiration of the term of the vacated directorship, by the vote of a majority of the directors then in office. The Company does not have a nominating committee but has a prescribed procedure for shareholders to make a nomination set forth in the Company"s Bylaws.

               There are four (4) directorships on the Board of Directors which are up for election this year. The following individuals have been nominated by the Board of Directors to serve for a three (3) year term: John F. Perotti, Craig E. Toensing and Michael A. Varet. Nancy F. Humphreys has been nominated by the Board of Directors to serve for a one (1) year term. The four (4) nominees are members of the present Board of Directors. Unless otherwise directed, the enclosed proxy will be voted "FOR" such nominees. In the event any one or more nominees is unable or declines to serve (events which are not anticipated), the persons named in the proxy may vote for some other person or persons.

               The following table sets forth certain information, as of March 9, 2001, with respect to the directors of the Company.

                                                         NOMINEES FOR ELECTION
                                                         ---------------------

                                                            Positions Held                     Director                 Term
       Name                      Age                        with the Company                     Since                Expiring
       ----                      ---                        ----------------                     -----                --------
John F. Perotti                   54                            President,                         1998                  2001
                                                         Chief Executive Officer
                                                              and Director

Craig E. Toensing                 63                     Secretary and Director                    1998                  2001

Michael A. Varet                  59                            Director                           1998                  2001

Nancy F. Humphreys                59                            Director                           2001                  2001


                                                          CONTINUING DIRECTORS
                                                          ---------------------

                                                            Positions Held                     Director                 Term
       Name                      Age                        with the Company                     Since                Expiring
       ----                      ---                        ----------------                     -----                --------
John R. H. Blum                   71                           Chairman                           1998                  2002

Louise F. Brown                   57                           Director                           1998                  2002

Gordon C. Johnson                 66                           Director                           1998                  2003

Holly J. Nelson                   47                           Director                           1998                  2003

John E. Rogers                    71                           Director                           1998                  2003

Walter C. Shannon, Jr.            65                           Director                           1998                  2003


               Presented   below  is  additional   information   concerning  the
directors of the Company. Unless otherwise stated, all directors have held the position described for at least five years.

               John R. H. Blum is an attorney in private practice and former Commissioner of Agriculture for the State of Connecticut. He has been a director of the Bank since 1995 and was elected Chairman of the Board of Directors of the Company and the Bank in 1998.

               Louise F. Brown has been a director of the Bank since 1992 and is a partner at the Sharon office in the law firm of Gager & Peterson.

               Nancy F. Humphreys has been a director of the Bank since 2001. Ms. Humphreys has been nominated for election at the Company's 2001 Annual Meeting. Ms. Humphreys will serve in the class of directors whose terms expire at the 2002 Annual Meeting. She retired from Citigroup New York, Citibank in February of 2000, as Managing Director and Treasurer of Global Corporate Investment Bank North America.

               Gordon C. Johnson has been a director of the Bank since 1994 and is a Doctor of Veterinary Medicine.

               Holly J. Nelson has been a director of the Bank since 1995 and is a partner in Oblong Books and Music, LLC, a book and music store.

               John E. Rogers has been a director of the Bank since 1964 and retired as Chairman of the Board of the Bank in 1984. He also served as President of the Bank from 1969 to 1981.

               Walter C. Shannon, Jr. is President Emeritus of Wagner McNeil, Inc. and President of William J. Cole Agency, Inc. He has been a director of the Bank since 1993.

               John F. Perotti is President and Chief Executive Officer of the Company and the Bank. Prior to that he served as Executive Vice President and Chief Operating Officer of the Bank, and prior to that he was Vice President and Treasurer of the Bank. He has been a director of the Bank since 1985.

               Craig E. Toensing has been a director of the Bank since 1995 and is Senior Vice President and Trust Officer of the Bank.

               Michael A. Varet has been a partner in the law firm of Piper Marbury Rudnick & Wolfe LLP since 1995. Prior to 1995, Mr. Varet was a member and Chairman of Varet & Fink P.C., formerly Milgrim, Thomajan & Lee P.C. Mr. Varet has been a director of the Bank since 1997.

Committees of the Board of Directors
------------------------------------

               The Board of Directors of the Company met fourteen (14) times during the year 2000, and has various committees including an Executive Committee and an Audit Committee. The members of the committees are appointed by the Board of Directors. The full Board of Directors performs the function of a nominating committee.

               The Executive Committee has general supervision over the affairs of the Company between meetings of the Board of Directors. In addition, while the Company does not have a compensation committee, the Executive Committee performs this task. All executive officers are excused from meetings of the Executive Committee when votes are taken on their compensation packages. The members of the Executive Committee include John R. H. Blum, John F. Perotti, John E. Rogers, Walter C. Shannon, Jr. and Craig E. Toensing. The Executive Committee met four (4) times during the year 2000.

               The Audit Committee provides assistance to the Board of Directors in fulfilling its responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the Corporation, and the quality and integrity of the financial reports of the Corporation. In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communication between the directors, the independent auditors, the internal auditors, and the financial management of the Corporation.

               The responsibilities of the Audit Committee are governed by the Company's Audit Committee Charter which was adopted by the Company's Board of Directors. The Charter is attached to this Proxy Statement as Appendix A. Its members are Louise F. Brown, Gordon C. Johnson, Holly J. Nelson and Michael A. Varet. The Audit Committee met eight (8) times during the year 2000. As of the date of this Proxy Statement, each of the members of the Audit Committee is an "independent director" in accordance with the listing standards of the American Stock Exchange.

Fees
----

               During 2000, each director received an annual retainer of $2,000. In addition, directors received $500 for each Board of Directors meeting attended and $200 for each committee meeting attended. Directors Perotti and Toensing received no additional compensation for their services as directors or members of any board committee during 2000.

Director Attendance
-------------------

               During 2000 no director attended fewer than 75% of the aggregate of (1) the total number of meetings of the Company"s Board of Directors which he/she was entitled to attend, and (2) the total number of meetings held by all committees of the Company"s Board of Directors on which he/she served.

Certain Business Relationships
------------------------------

               The Company and the Bank have had, and expect to have in the future, transactions in the ordinary course of business with directors, officers, principle shareholders and their associates on substantially the same terms as those available for comparable transactions with others.

               John R. H. Blum is Chairman of the Board of Directors and an attorney engaged in the private practice of law who represented the Company during 2000 and whom the Company proposes to engage in 2001 in connection with certain legal matters.

               Louise F. Brown is a director of the Company and a partner in the law firm of Gager & Peterson, which represented the Company during 2000 and which the Company proposes to engage in 2001 in connection with certain legal matters.

               Walter C. Shannon, Jr. is a director of the Company and President Emeritus of Wagner McNeil, Inc. which serves as the insurance agent for many of the Company"s insurance needs.

Audit Committee Report
----------------------

               The following Report of the Company's Audit Committee is provided in accordance with the rules and regulations of the Securities and Exchange Commission (the "SEC"). Pursuant to such rules and regulations, this report shall not be deemed "soliciting material," filed with the SEC, subject to Regulation 14A and 14C of the SEC or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934.

                 SALISBURY BANCORP, INC. AUDIT COMMITTEE REPORT

               The Audit Committee has reviewed and discussed the Company's audited financial statements for the fiscal year ended December 31, 2000 with management. The Audit Committee has also reviewed and discussed with Shatswell, MacLeod & Company, P.C. ("Shatswell"), the Company's independent auditors, the matters required to be discussed by SAS 61.

               The Audit Committee has received the written disclosures and the letter from Shatswell required by Independence Standards Board Standard No. 1 and has discussed Shatswell's independence with respect to the Company with Shatswell.

               Based on the review and discussions referred to in this Audit Committee Report, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2000 for filing with the SEC.

                                         Salisbury Bancorp, Inc. Audit Committee
                                         Gordon Johnson
                                         Louise Brown
                                         Holly Nelson
                                         Michael Varet

Indebtedness of Management and Others
-------------------------------------

               Some of the directors and executive officers of the Company and the Bank, as well as firms and companies with which they are associated, are or have been customers of the Bank and as such have had banking transactions with the Bank. As a matter of policy, loans to directors and executive officers are made in the ordinary course of business on substantially the same terms, including interest rates, collateral and repayment terms, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectibility or present other unfavorable features.

               Since January 1, 2000, the highest aggregate outstanding principal amount of all loans extended by the Bank to its directors, executive officers and all associates of such persons as a group was $1,649,024, representing an aggregate principal amount equal to 7.34% of the equity capital accounts of the Bank.

                  EXECUTIVE COMPENSATION OF PRINCIPAL OFFICERS

               The following table provides certain information regarding the compensation paid to certain executive officers of the Company and the Bank for services rendered in all capacities during the fiscal years ended December 31, 2000, 1999 and 1998. No other current executive officer of the Company or the Bank received cash compensation in excess of $100,000 during the year ended December 31, 2000. All compensation expense was paid by the Bank.

                                               Summary Compensation Table
                                                          Annual
                                                       Compensation
                                                                                                             All Other
    Name and Principal                                                                                     Compensation
        Position                            Year        Salary($)(1)            Bonus($)                     ($)(2)(3)
        --------                            ----        ------------            --------                     ---------
      John F. Perotti                       2000          $172,992              $38,515                      $3,400 (2)
       President and                        1999           163,200               30,243                          --
Chief Executive Officer                     1998           141,984               19,700                      $4,500 (3)
of the Company and the Bank

     Craig E. Toensing                      2000          $130,200              $30,825                      $3,221 (2)
Secretary of the Company                    1999           122,808               24,641                          --
  Senior Vice President                     1998           104,856               15,249                      $4,500 (3)
and Trust Officer of the Bank

    Richard J. Cantele, Jr.                 2000          $ 87,504              $17,700                      $2,104 (2)
Vice President, Treasurer and               1999          $ 75,000               13,191                          --
Chief Lending Officer of the Bank           1998            67,200                8,249                          --

-----------------------
(1) Compensation above does not include accrual of benefits under the Bank"s defined pension plan or supplemental arrangements described below.
(2)  The Bank's matching contribution to the 401(k) plan for 2000.
(3)  Directors' fees paid.

Insurance
---------

               In addition to the cash compensation paid to the executive officers of the Company and the Bank, the executive officers receive group life, health, hospitalization and medical insurance coverage. However, these plans do not discriminate in scope, term, or operation, in favor of officers or directors of the Company and the Bank and are available generally to all full-time employees.

Pension Plan
------------

               The Bank maintains a non-contributory defined pension plan for officers and other salaried employees of the Bank who become participants after attaining age 21 and completing one (1) year of service.

                                               PENSION PLAN TABLE

Average
Base Salary                         Estimated Annual Retirement Benefit With
at Retirement                       Years of Service at Retirement Indicated
-------------                       ----------------------------------------

                             10 Years      20 Years         25 Years      35 Years
                             --------      --------         --------      --------
 $120,000                      24,000        48,000           60,000        66,000

  130,000                      26,000        52,000           65,000        71,500

  140,000                      28,000        56,000           70,000        77,000

  150,000                      30,000        60,000           75,000        82,500

  160,000                      32,000        64,000           80,000        88,000

  170,000                      34,000        68,000           85,000        93,500

  180,000                      36,000        72,000           90,000        99,000

  190,000                      38,000        76,000           95,000       104,500

  200,000                      40,000        80,000          100,000       110,000

$210,000                      $42,000       $84,000         $105,000      $115,500

               Pension benefits are based upon average base salary (determined as of each January 1st) during the highest five (5) consecutive years of service prior to attaining normal retirement date. The amount of annual benefit is fifty percent (50%) of average base salary less fifty percent (50%) of the primary Social Security benefit, pro rated for less than 25 years of service, plus one-half of one percent (.5%) of average base salary for each of up to ten (10) additional years of service. This benefit formula may be modified to conform with changes in the pension laws.

               The present average base salary and years of service to date of Messrs. Perotti and Toensing are: Mr. Perotti: $171,919; 28 years; Mr. Toensing:
$129,326; 20 years. The above table shows estimated annual retirement benefits payable at normal retirement date as a straight life annuity for various average base salary and service categories before the offset of a portion of the primary Social Security benefit.

Supplemental Retirement Arrangement
-----------------------------------

               In  1994,  the  Bank  entered  into  a  supplemental   retirement
arrangement (the "Supplemental Retirement Agreement") with John F. Perotti. Following disability or retirement at the earlier of the age of 65, or after thirty (30) years of service to the Bank, Mr. Perotti will receive monthly payments of $1,250 (adjusted annually to reflect the lesser of a five percent (5%) increase or "The Monthly Consumer Price Index for All Urban Consumers, United States City Average, All Items" published by the Bureau of Labor Statistics) for a period of ten (10) years. These payments are in addition to any payments under the Bank"s retirement plan. The Supplemental Retirement Agreement includes provisions which would prevent Mr. Perotti from working for a competitor in the proximity of the Bank.

401(k) Plan
-----------

The Bank offers a 401(k) profit sharing plan. This plan began in the year 2000. Each Plan Year, the Bank will announce the amount of the matching contributions, if any. The amount of the matching contributions is directly related to the employees' 401(k) salary deferral contribution. For the Plan Year that began January 1, 2000, all eligible participants received a matching contribution equal to fifty percent (50%) of their 401(k) salary deferral contribution to the Plan; however, it is limited to two percent (2%) of the plan compensation not to exceed $3,400. The Plan expense was $45,031 for 2000.

Section 16(a) Beneficial Ownership Reporting Compliance
-------------------------------------------------------

               Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company"s executive officers, directors and persons who own more than ten percent (10%) of the Company"s Common Stock, to file with the Securities and Exchange Commission (the "SEC") reports of ownership and changes in ownership of the Company"s Common Stock. Executive officers, directors and any shareholders owning greater than ten percent (10%) of the Company"s Common Stock are required by the SEC"s regulations to furnish the Company with copies of all such reports that they file.

               Based solely on a review of copies of reports filed with the SEC since January 1, 2000 and of written representations by certain executive officers and directors, all persons subject to the reporting requirements of
Section 16(a) filed the required reports on a timely basis.





               THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO ELECT THE THREE (3) NOMINEES TO THE BOARD OF DIRECTORS FOR A TERM OF THREE (3) YEARS AND TO ELECT THE ONE (1) NOMINEE TO THE BOARD OF DIRECTORS FOR A TERM OF ONE (1) YEAR. DIRECTORS ARE ELECTED BY A PLURALITY OF THE VOTES CAST BY THE SHARES ENTITLED TO VOTE AT THE MEETING. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY A CONTRARY CHOICE ON THE PROXY CARD.

                                  PROPOSAL II

                         RATIFICATION OF THE APPOINTMENT
                             OF INDEPENDENT AUDITORS

               Shareholders are asked to consider and ratify the appointment by the Board of Directors of Shatswell, MacLeod & Company, P.C. as independent auditors to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 2001. Shatswell, MacLeod & Company, P.C. has served as the accountants for the Company for the fiscal year ended December 31, 2000. Representatives of the firm Shatswell, MacLeod & Company, P.C. are not expected to attend the Annual Meeting. However, should a representative of Shatswell, MacLeod & Company, P.C. attend the meeting, they will be provided an opportunity to make a statement if they desire to do so and would be available to respond to appropriate questions.

1.             Audit Fees
               ----------

               The aggregate fees billed for professional services rendered for the audit of the Company's annual financial statements for the most recent fiscal year and the reviews of the financial statements included in the Company's Form 10-KSB for December 31, 2000 were $64,600.

2.             Financial Information Systems Design and Implementation Fees
               ------------------------------------------------------------

               The aggregate fees billed for the professional services described in Paragraph (c)(4)(ii) of Rule 2-01 of Regulation S-X rendered by Shatswell, MacLeod & Company, P.C. for the fiscal year ended December 31, 2000 were $-0-.

3.             All Other Fees
               --------------

               The aggregate fees billed for services rendered by Shatswell, MacLeod & Company, P.C., other than the services covered above, for the fiscal year ended December 31, 2000 were $13,875.

Independence
------------

               The Audit Committee of the Board of Directors of the Company has considered and determined that the provision of services rendered by Shatswell, MacLeod & Company, P.C. relating to matters 2 and 3 above, is compatible with maintaining the independence of such accountants.

               THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF PROPOSAL (2). PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY A CONTRARY CHOICE ON THE PROXY CARD. THE PROPOSAL TO RATIFY THE APPOINTMENT OF SHATSWELL, MACLEOD & COMPANY, P.C. WILL BE APPROVED IF THE AFFIRMATIVE VOTES CAST EXCEED THE VOTES CAST OPPOSING THE TRANSACTION.

                                  PROPOSAL III

                          DIRECTORS STOCK RETAINER PLAN

INTRODUCTION
------------

               The Board of Directors has voted, subject to shareholder approval at the Annual Meeting, to adopt the Directors Stock Retainer Plan of Salisbury Bancorp, Inc. (the "Plan"), to enhance the Company"s ability to attract and retain highly qualified individuals to serve as non-employee directors of the Company and to provide additional incentives to directors to promote the success of the Company. The Plan provides for each non-employee director of the Company to receive 120 shares of Common Stock, subject to certain restrictions described below, as part of their annual retainer for their services as directors.

DESCRIPTION OF THE PLAN
-----------------------

               The following summary of the material terms of the Plan is qualified in its entirety by reference to the terms of the Plan, a copy of which is attached to this Proxy Statement as Appendix B. Undefined capitalized terms are defined in Appendix B.

               Currently, non-employee directors of the Company receive only cash compensation for service as directors of both the Company and its banking subsidiary. Currently, such cash compensation consists of an annual cash retainer of $2,000 for each director as discussed in this Proxy Statement. The Restricted Stock to be granted to non-employee directors pursuant to this Plan is supplemental to such cash compensation. The amount of the Cash Compensation to be paid to directors in the future is subject to increase or decrease by a vote of the Board, which would not affect the number of shares of Restricted Stock issued to directors pursuant to the Plan. Subject to shareholder approval at the Annual Meeting, each non-employee director of the Company serving on the Board since the most recent Annual Meeting will be granted 120 shares of Restricted Stock on each Grant Date. On a Grant Date, a pro-rated stock retainer will be paid to any new non-employee director who became a director of the Company since the most recent Annual Meeting Date. The Grant Date will be the last trading date preceding each Annual Meeting beginning in 2002.

               The number of shares of Restricted Stock which non-employee directors would receive would be 120, or in the case of a new director, the number of shares of Restricted Stock which a new non-employee director would receive which would equal 120 multiplied by a fraction, the numerator of which will be the number of full and partial calendar months of service completed by the director after the most recent subsequent Annual Meeting Date but not in excess of 12, and the denominator of which will be the most recent number of full and partial calendar months elapsed since the most recent Annual Meeting Date, however, such fraction shall not exceed 1.0.

               No Restricted Stock will be granted if a non-employee director ceases to be a director of the Company before the Grant Date. All shares of Restricted Stock issued under the Plan will bear a legend reflecting such restrictions and limitations on transfer.

               The Plan will be administered by the Company"s Board, which will be responsible for taking all legal actions necessary to document the grants of Restricted Stock, to maintain appropriate records and reports regarding those grants, and to take all acts authorized by the Plan. All non-employee directors of the Company who receive fees will be participants under the Plan.

               The maximum number of shares of Restricted Stock that may be issued under the Plan will not exceed 15,000, subject to certain adjustments if the outstanding shares of Common Stock are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of recapitalization, reclassification, stock split-up, combination of shares, exchange of shares, stock dividend or other distribution payable on capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company, occurring after the effective date of the Plan.

               The Company will not be required to issue any shares of Common Stock under the Plan if the issuance would constitute a violation by the director or by the Company of any provisions of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. Any determination in this connection by the Board will be final, binding, and conclusive. The Company will not be obligated to take any affirmative action in order to cause the issuance of shares pursuant to the Plan to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that shares of Common Stock will not be issued hereunder unless and until the shares of Common Stock are registered or are subject to an available exemption from registration, the grant of Restricted Stock (under circumstances in which the laws of such jurisdiction apply) will be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

               Directors receiving shares of Restricted Stock under the Plan will be entitled to receive any cash dividends and a number of shares of Common Stock equal to any stock dividends declared and paid with respect to each share of Common Stock. Directors also will be entitled to vote all shares received under the Plan.

               The Plan is intended to be qualified under Rule 16b-3 with respect to persons subject to Section 16 of the 1934 Act. To the extent any provisions of the Plan or action by the Plan administrators does not comply with Rule 16b-3, it will be deemed inoperative to the extent permitted by law and deemed advisable by the Plan administrators, and will not affect the validity of the Plan. In the event Rule 16b-3 is revised or replaced, the Board may exercise discretion to modify the Plan in any respect necessary to satisfy the requirements of the revised exemption or its replacement.

                                                          Plan Benefits
                                                  Directors Stock Retainer Plan

                                                          Total Number of
                                              Shares to be Granted Annually based         Total Annual Value of Grant
                                                        upon 8 Participants                 based December 31, 2000
                                              -----------------------------------         ---------------------------

    Non-employee Director Group
    (8 persons)(a)                                              960                              $ 17,644.80 (b)

---------------------
(a)  The Plan will apply only to non-employee directors of the Company.
(b) Assuming shareholder approval of Proposal III, 120 shares of restricted stock will be awarded to each of the current 8 participants under the Plan on the next Grant Date. Based upon the December 31, 2000 closing price of $18.38 per share, the dollar value of the aggregate of 960 shares issued pursuant to the Plan would be $17,644.80.

REQUIRED VOTE
-------------

               THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF PROPOSAL (III). PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY A CONTRARY CHOICE ON THE PROXY CARD. THE APPROVAL BY AN AFFIRMATIVE VOTE OF HOLDERS OF A MAJORITY OF SHARES PRESENT IN PERSON, OR REPRESENTED BY PROXY, AND ENTITLED TO VOTE AT THE ANNUAL MEETING IS REQUIRED TO APPROVE THE MATERIAL TERMS OF THE DIRECTORS STOCK RETAINER PLAN.

                                   PROPOSAL IV

                                 OTHER BUSINESS

               The Company is not aware of any business to be acted upon at the Annual Meeting other than that which is discussed in this Proxy Statement. In the event that any other business requiring a vote of the Shareholders is properly presented at the meeting, the holders of the proxies will vote your shares in accordance with their best judgment and the recommendations of a majority of the Board of Directors.

               You are encouraged to exercise your right to vote by marking the appropriate boxes and dating and signing the enclosed proxy card. The proxy card may be returned in the enclosed envelope, postage-prepaid if mailed in the United States. In the event that you are later able to attend the Annual Meeting, you may revoke your proxy and vote your shares in person. A prompt response will be helpful and your cooperation is appreciated.

                              SHAREHOLDER PROPOSALS

               Any proposal which a Company shareholder wishes to have included in the Company's Proxy Statement and form of Proxy relating to the Company's 2002 Annual Meeting of shareholders under Rule 14a-8 of the SEC must be received by the Company's Secretary at 5 Bissell Street, Lakeville, CT 06039 by December 31, 2001. Nothing in this paragraph shall be deemed to require the Company to include in its Proxy Statement and form of Proxy for such meeting any shareholder proposal which does not meet the requirements of the SEC in effect at the time. In addition, under the Company's Bylaws, shareholders who wish to nominate a director or bring other business before an annual meeting must comply with the following:

o You must be a shareholder of record and must have given timely notice in writing to the Secretary of the Company.

o    Your notice must contain  specific  information  required in the  Company's
     Bylaws.


                             SHAREHOLDER INFORMATION

               The Company"s Annual Report on Form 10-KSB for the year ended December 31, 2000 is filed with the SEC and may be obtained without charge by any shareholder upon written request to:

                     John F. Foley, Chief Financial Officer
                             Salisbury Bancorp, Inc.
                                 P. O. Box 1868
                        Lakeville, Connecticut 06039-1868

               The Company"s 2000 Annual Report accompanies this document and is not incorporated by reference.


                                             By Order of the Board of Directors

                                             /s/ Craig E. Toensing
                                             -----------------------------
                                             Craig E. Toensing
                                             Secretary

Lakeville, Connecticut
March 30, 2001

                                   APPENDIX A
                                   ----------

                             SALISBURY BANCORP, INC.

                             AUDIT COMMITTEE CHARTER

Organization

               There shall be a committee of the board of directors to be known as the audit committee. The audit committee shall be composed of at least three
(3) directors each of whom are "independent directors" within the meaning of the Listing Standards and Rules of the American Stock Exchange ("Amex Rules"). However, to the extent that Salisbury Bancorp, Inc., (the "Corporation") shall qualify and file reports as a "Small Business Issuer" pursuant to Regulation S-B as promulgated by the Securities and Exchange Commission (the "SEC"), the audit committee shall be composed of at least two (2) directors, a majority of which shall be "independent directors" within the meaning of the Amex Rules.

               In addition, unless the Corporation shall qualify and file reports as a "Small Business Issuer" pursuant to Regulation S-B as promulgated by the Securities and Exchange Commission, the audit committee shall certify that at least one member of the audit committee has past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication.

Statement of Policy

               The audit committee shall provide assistance to the board of directors in fulfilling its responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the Corporation, and the quality and integrity of the financial reports of the Corporation. In so doing, it is the responsibility of the audit committee to maintain free and open means of communication between the directors, the independent auditors, the internal auditors, and the financial management of the Corporation.

Responsibilities

               In carrying out its responsibilities, the audit committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the Corporation are in accordance with all requirements and are of the highest quality.

               The audit committee will be responsible for ensuring its receipt from the outside auditor of a formal written statement detailing all relationships between the auditor and the Corporation and its subsidiaries consistent with Independence Standards Board Standard Number 1, Independence Discussions with Audit Committees (January 1999). In addition, consistent with such standards, the audit committee will be responsible for ensuring the receipt from the outside auditor of written confirmation that the outside auditor in their professional judgement is independent of the

Corporation within the meaning of the Securities Acts administered by the SEC.

               The audit committee shall be responsible for actively engaging in a dialogue with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor and for taking or recommending that the full board take appropriate action to oversee the independence of the outside auditor.

               The outside auditor shall be accountable to the board of directors and the audit committee of the board of directors, as representatives of shareholders. The board of directors and its audit committee shall have the ultimate authority and responsibility to select, evaluate, and where appropriate, replace the outside auditor (or to nominate an outside auditor for shareholder approval or ratification).

In carrying out these responsibilities, the audit committee will:

o Review and recommend to the directors the independent auditors to be selected to audit the financial statements of the Corporation and its divisions and subsidiaries.

o Meet with the independent auditors and financial management of the Corporation to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors.

o Review with the independent auditors, the Corporation's internal auditor(s), and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the Corporation, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper. Further, the audit committee periodically should review company policy statements to determine their adherence to the code of conduct.

o Review the internal audit function of the Corporation including the independence and authority of its reporting obligations, the proposed audit plans for the coming year, and the coordination of such plans with the independent auditors.

o Review summaries of findings from completed internal audits and progress reports on the proposed internal audit plan, with explanations for any deviations from the original plan.

o Review the financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders.

o The audit committee will consider any communications, either written or oral, received from the Independent Auditors related to the conduct of the audit. These communications are required by Statement on Auditing Standards No. 61, "Communications With Audit Committees", (SAS 61). Matters required to be communicated by the Independent Auditors to the audit committee include: the auditors' responsibility under generally accepted auditing standards, significant accounting policies, management judgments and accounting estimates, audit adjustments, uncorrected misstatements that were determined by management to be immaterial, the Independent Auditors' judgments about the quality of the Company's accounting principles, other information in documents containing audited financial statements, disagreements with management, consultation with other accountants, major issues discussed with management prior to retention and difficulties encountered in performing the audit. In accordance with SAS 61, the following, after being communicated to the audit committee, should be discussed with the Independent Auditors: the Independent Auditors' judgments about the quality of the Company's accounting principles, other information in documents containing audited financial statements, disagreements with management, consultation with other accountants and major issues discussed with management prior to retention.

o If the Independent Auditors, in their quarterly reviews of the Company's interim financial statements communicate to the audit committee any SAS 61 matters described above, the audit committee shall consider such matters.

o        Provide  sufficient   opportunity  for  the  internal  and  independent
         auditors to meet with the members of the audit committee without members of management present.

o Review accounting and financial human resources and succession planning within the Corporation.

o Submit the minutes of all meetings of the audit committee to, or discuss the matters discussed at each audit committee meeting with, the board of directors.

o Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

Reports of the Audit Committee

               The audit committee shall prepare a report for disclosure in the Corporation's annual meeting proxy statement concerning the audit committee's review of the Corporation's financial statements and disclosing whether the audit committee recommended to the board of directors that the audited financial statements be included in the Corporation's annual report and addressing such other issues by the Amex Rules or the Securities Exchange Act of 1934, as amended, or the regulations of the Regulations of the Securities Exchange Commission promulgated pursuant thereto.

               In addition, the audit committee shall report to the board of directors which will make appropriate disclosures regarding whether each member of the audit committee is an independent director within the meaning of the Amex Rules.

Annual Review and Appropriate Disclosure by the Board of Directors of the Charter of the Audit Committee

The board of directors will review the charter of the audit committee on an annual basis and will cause the Corporation to make appropriate disclosure of and regarding same in accordance with applicable law.

                                   APPENDIX B
                                   ----------

                          DIRECTORS STOCK RETAINER PLAN
                                       OF
                             SALISBURY BANCORP, INC.


1.   NAME AND PURPOSE.

               1.1 This plan is the Directors Stock Retainer Plan of Salisbury Bancorp, Inc. (the "Plan").

               1.2 The purposes of the Plan are to enhance the ability of Salisbury Bancorp, Inc."s ("Salisbury) ability to attract and retain highly qualified individuals to serve as non-employee Directors of Salisbury to provide additional incentives to such Directors to promote the success of Salisbury and its subsidiary bank. The Plan provides non-employee Directors of Salisbury with shares of Restricted Stock of Salisbury as a component of compensation for their services as Directors.

2.             DEFINITIONS.

               For purposes of interpreting the Plan and related documents, the following definitions shall apply:

               2.1 "Annual Stock Retainer" means the 120 shares of Restricted Salisbury Common Stock payable to each Director of Salisbury on an annual basis as part of each director"s compensation for service on the Board of Directors of Salisbury.

               2.2 "Annual Meeting Date" means the date of each annual meeting of the shareholders of Salisbury held after the Effective Date.

               2.3 "Value" means the value of a share of Stock on the last trading day preceding a Grant Date or other date on which Restricted Stock is issued pursuant to Section 6 of this Plan.

               2.4 "Board" means the Board of Directors of Salisbury.

               2.5 "Director" means a non-employee member of Salisbury"s Board of Directors.

               2.6 "Effective Date" means the date the Directors Stock Retainer Plan was approved by the shareholders of Salisbury.

               2.7 "Expiration Date" means the 10th anniversary of the day following the date on which the Plan was approved by the shareholders of Salisbury pursuant to Section 12.1 below.

               2.8 "Grant Date" means the date on which a grant of Restricted Stock takes effect pursuant to Section 7 of this Plan, which shall be last business day preceding the 2002 Annual

Meeting Date and each subsequent Annual Meeting Date before the Expiration Date.

               2.9 "Holder" means a person who holds Restricted Stock under this Plan.

               2.10 "Pro-Rated Stock Retainer" means a number of shares equal to 120 multiplied by a fraction, the numerator of which is the number of months of such a new non-employee director"s service as a member of the Board (rounded to the nearest full month) and the denominator of which is 12, provided, however, that such fraction shall not be in excess of 1.0.

               2.11  "Stock"  means  the  Common  Stock,   par  value  $.10,  of
Salisbury.

               2.12 "Salisbury" means Salisbury Bancorp, Inc., a Connecticut corporation.

3.   ADMINISTRATION OF THE PLAN.

               The Plan shall be administered by the Board. The Board"s responsibilities under the Plan shall be limited to taking all legal actions necessary to document the grants of Restricted Stock provided herein, to maintain appropriate records and reports regarding those grants, and to take all acts authorized by this Plan.

4.   STOCK SUBJECT TO THE PLAN.

               4.1 Subject to adjustments made pursuant to Section 4.2, the maximum number of shares of Stock that may be issued pursuant to the Plan shall not exceed 15,000.

               4.2(a) If the outstanding shares of Stock are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of Salisbury by reason of any recapitalization, reclassification, stock split-up, combination of shares, exchange of shares, stock dividend or other distribution payable on capital stock, or other increase or decrease in such shares effected without receipt of consideration by Salisbury, occurring after the Effective Date, the number and kinds of shares for Restricted Stock may be granted under the Plan shall be adjusted proportionately and accordingly by Salisbury.

               (b) Adjustments under this Section 4.2 related to stock or securities of Salisbury shall be made by the Board, whose determination in that respect shall be final, binding, and conclusive. No fractional shares of Stock or units of other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share or unit.

               (c) The grant of Restricted Stock pursuant to the Plan shall not affect or limit in any way the right or power of Salisbury to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all of any part of its business or assets.

5.   ELIGIBILITY.

               Eligibility under this Plan is limited to Directors of Salisbury who are not employees of Salisbury or any subsidiary of Salisbury.

6.   NUMBER OF SHARES AND GRANT DATE.

               Subject to approval of the Plan by the shareholders of Salisbury as provided in Section 12.1 and to the availability of shares of Stock under
Section 4.1 hereof, on each annual Grant Date beginning with the Grant Date preceding the 2002 Annual Meeting of Shareholders of Salisbury, each Director whose term of office begins with or continues after such Effective Date shall be issued a number of whole shares of Restricted Stock set forth in the Annual Stock Retainer (120 shares). Subject to approval of the Plan by the shareholders of Salisbury as provided in Section 12.1 below and to the availability of shares of Stock under Section 4.1 hereof, each Director who is first elected after the Effective Date to the Board (and who was not then a member of the Board) other than on an Annual Meeting Date shall be granted a number of whole shares of Restricted Stock equal to the Pro-Rated Stock Retainer.

7.   VESTING.

               Restricted   Stock  shall  become  fully  vested  upon   issuance
following approval of the Plan by shareholders in accordance with Section 12.1 hereof.

8.   SHAREHOLDER RIGHTS.

               Except as provided in Section 11 hereof, the Holder shall have all of the rights of a shareholder with respect to shares of Restricted Stock, including the right to vote such shares and the right to receive dividends thereon. No Holders shall have any right to compel Salisbury to file a Registration Statement with respect to shares of Restricted Stock issued pursuant to the Plan.

9.   CONTINUATION OF SERVICE.

               Nothing in the Plan shall confer upon any person any right to continue to serve as a Director, or to receive shares of stock issued pursuant to this Plan if such person is not serving as a Director on a Grant Date.

10.  WITHHOLDING.

               Salisbury shall have the right to withhold, or require a Holder to remit to Salisbury, an amount sufficient to satisfy any applicable federal, state, local or foreign withholding tax requirements imposed with respect to the grant of Restricted Stock or the payment of dividends thereon.

11.  NONTRANSFERABILITY; LEGEND.

               No shares of Restricted Stock granted pursuant to this Plan shall be transferable by the Holder without compliance with the registration requirements of applicable law or exemptions thereto. All share certificates issued hereunder shall bear an appropriate legend reflecting the foregoing restrictions and limitations on transfer.

12.  ADOPTION, AMENDMENT, SUSPENSION AND TERMINATION OF THE PLAN.

               12.1 The Plan shall be effective as of the date of adoption by the shareholders of Salisbury present, or represented, and entitled to vote at a meeting duly held in accordance with applicable law.

               12.2 Subject to the limitation of Section 12.2, the Board may at any time suspend or terminate the Plan, and may amend it from time to time in such respects as the Board may deem advisable; provided, however, the Board shall not amend the Plan in the following respects without the approval of shareholders then sufficient to approve the Plan in the first instance:

               (a) To materially increase the benefits accruing to participants under the Plan (for example, to increase the number of shares of Restricted Stock that may be granted to any Director).

               (b) To increase the maximum number of shares of Stock that may be issued under the Plan; (c) To materially modify the requirements as to eligibility for participation in the Plan.

               12.3 No Restricted Stock may be granted during any suspension or after the termination of the Plan, and no amendment, suspension or termination of the Plan shall, without the Holder"s consent, alter or impair any rights or obligations under any Restricted Stock previously issued into under the Plan. This Plan shall terminate upon the Expiration Date, unless previously terminated by the Board pursuant to this Section 12.

13.  REQUIREMENTS OF LAW.

               13.1 Salisbury shall not be required to issue any shares of Stock hereunder if the issuance of such shares would constitute a violation by the Holder or Salisbury of any provisions of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. Any determination in this connection by the Board shall be final, binding, and conclusive. Salisbury shall not be obligated to take any affirmative action in order to cause the issuance of shares pursuant to the Plan to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that shares of Stock shall not be issued hereunder unless and until the shares of Stock are registered or are subject to an available exemption from registration, the grant of Restricted Stock (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

               13.2 The intent of this Plan is to qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent any provision of the Plan or action by the Plan administrators does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative, to the extent permitted by law and deemed advisable by the Plan administrators, and shall not affect the validity of the Plan. In the event Rule 16b-3 is revised or replaced, the Board may exercise discretion to modify this Plan in any respect necessary to satisfy the requirements of the revised exemption or its replacement.

14.  GOVERNING LAW.

               The validity, interpretation and effect of this Plan, and the rights of all persons hereunder, shall be governed by and determined in accordance with the laws of Connecticut.

               This Plan was duly approved by the Board at a meeting held on the 26th day of February, 2001.

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

                                 REVOCABLE PROXY
                             SALISBURY BANCORP, INC.
                      THIS PROXY IS SOLICITED ON BEHALF OF
                THE BOARD OF DIRECTORS OF SALISBURY BANCORP, INC.

    The undersigned holder(s) of the Common Stock of Salisbury Bancorp, Inc. (the "Company") do hereby nominate, constitute and appoint Louise F. Brown and Gordon C. Johnson, jointly and severally, proxies with full power of substitution, for us and in our name, place and stead to vote all the Common Stock of the Company, standing in our name on its books on March 9, 2001 at the Annual Meeting of its Shareholders to be held at the Main Office of the Company, 5 Bissell Street, Lakeville, Connecticut on Saturday, April 28, 2001 at 10:00 a.m. or at any adjournment thereof with all the power the undersigned would possess if personally present, as follows:

Please be sure to sign and date Date this Proxy in the box below.



                         Please be sure to sign and date
                          this Proxy in the box below.


                        ---------------------------------
                                      Date


                        ---------------------------------
                             Stockholder sign above


                        ---------------------------------
                          Co-holder (if any) sign above



(1) ELECT THE FOLLOWING PERSONS (John F. Perotti,  Craig E. Toensing and Michael
    A. Varet for three (3) year terms and Nancy F.  Humphreys for a one (1) year term) TO SERVE AS DIRECTORS OF THE COMPANY WHO ALONG WITH SIX DIRECTORS WHOSE TERMS DO NOT EXPIRE AT THIS MEETING (THE "CONTINUING DIRECTORS") SHALL CONSTITUTE THE BOARD OF DIRECTORS OF THE COMPANY.


                                     With-              FOR ALL
            [ ] FOR              [ ] hold           [ ] EXCEPT*


 *INSTRUCTION:  To withhold authority to vote for any individual  nominee,  mark
  "For All Except" and write that nominee's name in the space provided below.
================================================================================



(2) RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS: Proposal to ratify the resolution adopted by the Board of Directors appointing the independent public accounting firm of Shatswell, MacLeod & Company, P.C. as the independent auditors of the Company for the fiscal year ending December 31, 2001.

            [ ] FOR              [ ] AGAINST           [ ] ABSTAIN



(3) APPROVE THE DIRECTORS' STOCK RETAINER
     PLAN: Proposal to adopt the Directors' Stock Retainer Plan.


            [ ] FOR              [ ] AGAINST           [ ] ABSTAIN



(4) OTHER BUSINESS: Proposal to conduct whatever other business may properly be brought before the meeting or any adjournment thereof. Management at present knows of no other business to be presented by or on behalf of the Company or its Management at the meeting. In the event that any other business requiring a vote of the Shareholders is properly presented at the meeting, the holders of the proxies will vote your shares in accordance with their best judgment and the recommendations of a majority of the Board of Directors.

            [ ] FOR              [ ] AGAINST           [ ] ABSTAIN


              PLEASE CHECK BOX IF YOU PLAN TO ATTEND THE MEETING.


    Detach above card, sign, date and mail in postage paid envelope provided.

                             SALISBURY BANCORP, INC.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS (1) THROUGH (4). THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATION INDICATED. IF NO SPECIFICATION IS INDICATED, THIS PROXY WILL BE VOTED "FOR" PROPOSALS (1) THROUGH
(4). All joint owners must sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If more than one trustee, all must sign. THIS PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE MEETING BY WRITTEN NOTICE TO THE COMPANY OR MAY BE WITHDRAWN AND YOU MAY VOTE IN PERSON SHOULD YOU ATTEND THE ANNUAL MEETING.


                               PLEASE ACT PROMPTLY
                     SIGN, DATE & MAIL YOUR PROXY CARD TODAY

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.


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